Exhibit 99

Paramount


FBI
FBI

EARNINGS PRESS RELEASE | April 29, 2024

PARAMOUNT REPORTS Q1 2024 EARNINGS RESULTS

★ Paramount+ Increased Revenue 51% Year-Over-Year and Reached More Than 71 Million Global Subscribers

★ Direct-To-Consumer Adjusted OIBDA Improved Year-Over-Year for the 4th Consecutive Quarter

★ Total Advertising Revenue Rose 17%; Total Company Revenue Increased 6%

★ Generated $260 Million of Net Operating Cash Flow and $209 Million of Free Cash Flow in Q1

STATEMENT FROM NAVEEN CHOPRA, EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

"The team delivered another quarter of strong operational and financial performance — including significant growth in total company earnings and free cash flow — despite the dynamic environment we continue to operate in. It was a record-setting quarter for Paramount+ in engagement and revenue, and in the DTC segment as we continued to substantially narrow streaming losses. And CBS dominated with its powerful combination of sports and the return of a delayed fall slate that launched to massive audiences. As we look ahead, we remain focused on execution and transforming our cost base to best position Paramount for the future."

$ IN MILLIONS, EXCEPT PER SHARE AMOUNTS	Three Months Ended March 31		
GAAP	2024	2023	B/(W)%
Revenue	$ 7,685	$ 7,265	6 %
• TV Media	5,231	5,193	1 %
• Direct-to-Consumer	1,879	1,510	24 %
• Filmed Entertainment	605	588	3 %
• Eliminations	(30)	(26)	(15)%
Operating loss	$ (417)	$ (1,226)	66 %
Diluted EPS from continuing operations attributable to Paramount	$ (.88)	$ (1.81)	51 %
Non-GAAP†			
Adjusted OIBDA	$ 987	$ 548	80 %
Adjusted diluted EPS from continuing operations attributable to Paramount	$ .62	$ .09	589 %

† Non-GAAP measures are detailed in the Supplemental Disclosures at the end of this release.
*Simon & Schuster, which was sold in October 2023, has been presented as a discontinued operation in the company's consolidated financial statements.
B/(W) – Better/(Worse)

Q1 2024 EARNINGS – SEGMENTS DIRECT-TO-CONSUMER OVERVIEW DTC Adjusted OIBDA improved year-over-year driven by a continued focus on engagement, revenue and operating leverage. Q1 FINANCIALS Revenue increased 24% year-over-year. – Subscription revenue grew 22%, driven by subscriber growth and pricing increases for Paramount+. – Advertising revenue rose 31%, driven by growth from Pluto TV and Paramount+, including the benefit of Super Bowl LVIII. – Paramount+ revenue grew 51%, reflecting subscriber growth and ARPU expansion. Paramount+ subscribers reached more than 71 million, with 3.7 million net additions in the quarter. A Gentleman in Moscow Halo Paramount+ global ARPU expanded 26% year-over-year. Adjusted OIBDA increased 44% year-over-year, led by improvement in Paramount+ domestic profitability. $ IN MILLIONS Three Months Ended March 31 2024 2023 $ B/(W) % Revenue $ 1,879 $ 1,510 $ 369 24 % Advertising 520 398 122 31 Subscription 1,359 1,112 247 22 Expenses 2,165 2,021 (144) (7) Adjusted OIBDA $ (286) $ (511) $ 225 44 % Source: Antenna *We calculate average revenue per subscriber (“ARPU”) as total Paramount+ revenues during the applicable period divided by the average of Paramount+ subscribers at the beginning and end of the period, further divided by the number of months in the period. 2

Q1 2024 EARNINGS – SEGMENTS

TV MEDIA

OVERVIEW

TV Media revenue and earnings in the quarter benefited from the most watched Super Bowl of all time. Notably, CBS is poised to claim the #1 spot in broadcast for the 16th straight season and is home to the top three new series on broadcast in *Tracker, Elsbeth* and *NCIS: Sydney*.

Q1 FINANCIALS

- Revenue grew 1% to $5.2 billion.
  - Advertising revenue increased 14%, reflecting a 23-percentage point benefit from CBS' broadcast of *Super Bowl LVIII*.
  - Affiliate and subscription revenue decreased 3%, driven by subscriber declines, partially offset by pricing increases.
  - Licensing and other revenue decreased 25%, including the impact from 2023 labor strikes on content available for licensing.
- Adjusted OIBDA was $1.4 billion — an 11% increase — driven by the benefit from the broadcast of *Super Bowl LVIII*.

$ IN MILLIONS

	Three Months Ended March 31			
	2024	2023	$ B/(W)	%
Revenue	$ 5,231	$ 5,193	$ 38	1 %
• Advertising	2,582	2,256	326	14
• Affiliate and subscription	1,998	2,067	(69)	(3)
• Licensing and other	651	870	(219)	(25)
Expenses	3,786	3,887	101	3
Adjusted OIBDA	$ 1,445	$ 1,306	$ 139	11 %


Super Bowl LVIII
NCIS: Sydney
Tracker
Elsbeth

3

Q1 2024 EARNINGS – SEGMENTS

Paramount

FILMED ENTERTAINMENT

OVERVIEW

Filmed Entertainment generated significant revenue in the quarter with *Mean Girls* and *Bob Marley: One Love* each debuting #1 at the domestic box office and together generating over $275 million at the global box office to date.

Q1 FINANCIALS

- Revenue increased 3%.
  - Theatrical revenues grew 20%, driven by the strong performances of *Mean Girls* and *Bob Marley: One Love*, and Miramax's release of *The Beekeeper*.
  - Licensing and other revenue decreased 1%.
- Adjusted OIBDA improved $96 million, reflecting the timing and mix of theatrical releases in each year.

$ IN MILLIONS	Three Months Ended March 31			
	2024	2023	$ B/(W)	%
Revenue	$ 605	$ 588	$ 17	3 %
• Advertising	1	5	(4)	(80)
• Theatrical	153	127	26	20
• Licensing and other	451	456	(5)	(1)
Expenses	608	687	79	11
Adjusted OIBDA	$ (3)	$ (99)	$ 96	97 %

TWO #1
DOMESTIC BOX OFFICE DEBUTS


MEAN GIRLS
BOB MARLEY
ONE LOVE

$275M+
GLOBAL BOX OFFICE

4

ABOUT PARAMOUNT Paramount (NASDAQ: PARA; PARAA) is a leading global media, streaming and entertainment company that creates premium content and experiences for audiences worldwide. Driven by iconic consumer brands, its portfolio includes CBS, Paramount Pictures, Nickelodeon, MTV, Comedy Central, BET, Paramount+ and Pluto TV. The company holds one of the industry’s most extensive libraries of TV and film titles. In addition to offering innovative streaming services and digital video products, Paramount provides powerful capabilities in production, distribution and advertising solutions. For more information about Paramount, please visit www.paramount.com and follow @ParamountCo on social platforms. PARA-IR CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS This communication contains both historical and forward-looking statements, including statements related to our future results, performance and achievements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: risks related to our streaming business; the adverse impact on our advertising revenues as a result of advertising market conditions, changes in consumer viewership and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries, including cost increases; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to our ongoing changes in business strategy, including investments in new businesses, products, services, technologies and other strategic activities; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of our content; damage to our reputation or brands; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and content; liabilities related to discontinued operations and former businesses; risks related to environmental, social and governance (ESG) matters; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; domestic and global political, economic and regulatory factors affecting our businesses generally; disruptions to our operations as a result of labor disputes; the inability to hire or retain key employees or secure creative talent; volatility in the prices of our common stock; potential conflicts of interest arising from our ownership structure with a controlling stockholder; and other factors described in our news releases and filings with the Securities and Exchange Commission, including but not limited to our most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. 5

CONTACTS PRESS Justin Dini Executive Vice President Head of Communications (210) 846-2724 justin.dini@paramount.com Allison McLarty Senior Vice President Corporate Communications (630) 247-2332 allison.mclarty@paramount.com INVESTORS Jaime Morris Executive Vice President Investor Relations (646) 824-5450 jaime.morris@paramount.com

Q1 2024 EARNINGS – FINANCIAL STATEMENTS PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited; in millions, except per share amounts) Three Months Ended March 31 2024 2023 Revenues $ 7,685 $ 7,265 Costs and expenses: Operating 5,036 4,964 Programming charges 1,118 1,674 Selling, general and administrative 1,662 1,753 Depreciation and amortization 100 100 Restructuring charges 186 — Total costs and expenses 8,102 8,491 Operating loss (417) (1,226) Interest expense (221) (226) Interest income 45 35 Loss from investment (4) — Other items, net (38) (46) Loss from continuing operations before income taxes and equity in loss of investee companies (635) (1,463) Benefit from income taxes 172 381 Equity in loss of investee companies, net of tax (90) (75) Net loss from continuing operations (553) (1,157) Net earnings from discontinued operations, net of tax 9 45 Net loss (Paramount and noncontrolling interests) (544) (1,112) Net earnings attributable to noncontrolling interests (10) (6) Net loss attributable to Paramount $ (554) $ (1,118) Amounts attributable to Paramount: Net loss from continuing operations $ (563) $ (1,163) Net earnings from discontinued operations, net of tax 9 45 Net loss attributable to Paramount $ (554) $ (1,118) Basic net earnings (loss) per common share attributable to Paramount: Net loss from continuing operations $ (.88) $ (1.81) Net earnings from discontinued operations $ .01 $ .07 Net loss $ (.87) $ (1.74) Diluted net earnings (loss) per common share attributable to Paramount: (a) Net loss from continuing operations $ (.88) $ (1.81) Net earnings from discontinued operations $ .01 $ .07 Net loss $ (.87) $ (1.74) Weighted average number of common shares outstanding: Basic 654 651 Diluted 654 651 (a) Diluted net loss per common share (“EPS”) for the three months ended March 31, 2024 and 2023, excludes the effect of the assumed conversion of our 5.75% Series A Mandatory Convertible Preferred Stock to shares of common stock since it would have been antidilutive. As a result, in the calculations of diluted EPS the weighted average number of diluted shares outstanding does not include the assumed issuance of shares upon conversion of preferred stock, and preferred stock dividends recorded during each of the three months ended March 31, 2024 and 2023 of $14 million are deducted from net loss from continuing operations and net loss. 7

Q1 2024 EARNINGS – FINANCIAL STATEMENTS PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Unaudited; in millions, except per share amounts) At At March 31, 2024 December 31, 2023 ASSETS Current Assets: Cash and cash equivalents $ 2,384 $ 2,460 Receivables, net 7,096 7,115 Programming and other inventory 892 1,414 Prepaid expenses and other current assets 1,511 1,677 Current assets of discontinued operations 49 37 Total current assets 11,932 12,703 Property and equipment, net 1,612 1,666 Programming and other inventory 13,420 13,851 Goodwill 16,500 16,516 Intangible assets, net 2,580 2,589 Operating lease assets 1,117 1,183 Deferred income tax assets, net 1,244 1,242 Other assets 3,622 3,793 Total Assets $ 52,027 $ 53,543 LIABILITIES AND STOCKHOLDERS’ EQUITY Current Liabilities: Accounts payable $ 787 $ 1,100 Accrued expenses 1,728 2,104 Participants’ share and royalties payable 2,625 2,702 Accrued programming and production costs 1,994 1,842 Deferred revenues 671 746 Debt 1 1 Other current liabilities 1,438 1,161 Total current liabilities 9,244 9,656 Long-term debt 14,607 14,601 Participants’ share and royalties payable 1,337 1,394 Pension and postretirement benefit obligations 1,332 1,337 Deferred income tax liabilities, net 273 503 Operating lease liabilities 1,199 1,256 Program rights obligations 204 204 Other liabilities 1,494 1,542 Commitments and contingencies Paramount stockholders’ equity: 5.75% Series A Mandatory Convertible Preferred Stock, par value $.001 per share; 25 shares authorized; 10 (2024 and 2023) shares issued — — Class A Common Stock, par value $.001 per share; 55 shares authorized; 41 (2024 and 2023) shares issued — — Class B Common Stock, par value $.001 per share; 5,000 shares authorized; 1,117 (2024) and 1,115 (2023) shares issued 1 1 Additional paid-in capital 33,240 33,210 Treasury stock, at cost; 503 (2024 and 2023) shares of Class B Common Stock (22,958) (22,958) Retained earnings 13,226 13,829 Accumulated other comprehensive loss (1,615) (1,556) Total Paramount stockholders’ equity 21,894 22,526 Noncontrolling interests 443 524 Total Equity 22,337 23,050 Total Liabilities and Equity $ 52,027 $ 53,543 8

Q1 2024 EARNINGS – FINANCIAL STATEMENTS PARAMOUNT GLOBAL AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited; in millions) Three Months Ended March 31 2024 2023 Operating Activities: Net loss (Paramount and noncontrolling interests) $ (544) $ (1,112) Less: Net earnings from discontinued operations, net of tax 9 45 Net loss from continuing operations (553) (1,157) Adjustments to reconcile net loss from continuing operations to net cash flow provided by (used for) operating activities from continuing operations: Depreciation and amortization 100 100 Programming charges 1,118 1,674 Deferred tax benefit (231) (436) Stock-based compensation 47 39 Loss from investment 4 — Equity in loss of investee companies, net of tax 90 75 Change in assets and liabilities (315) (778) Net cash flow provided by (used for) operating activities from continuing operations 260 (483) Net cash flow provided by operating activities from discontinued operations — 105 Net cash flow provided by (used for) operating activities 260 (378) Investing Activities: Investments (88) (43) Capital expenditures (51) (71) Other investing activities 11 25 Net cash flow used for investing activities (128) (89) Financing Activities: Proceeds from issuance of debt — 35 Repayment of debt — (32) Dividends paid on preferred stock (14) (14) Dividends paid on common stock (35) (166) Payment of payroll taxes in lieu of issuing shares for stock-based compensation (17) (16) Payments to noncontrolling interests (94) (89) Other financing activities (27) (30) Net cash flow used for financing activities (187) (312) Effect of exchange rate changes on cash and cash equivalents (21) 3 Net decrease in cash and cash equivalents (76) (776) Cash and cash equivalents at beginning of year 2,460 2,885 Cash and cash equivalents at end of period $ 2,384 $ 2,109 9

Q1 2024 EARNINGS – Supplemental Disclosures SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Unaudited; in millions, except per share amounts) Results for the three months ended March 31, 2024 and 2023 included certain items identified as affecting comparability. Adjusted operating income before depreciation and amortization (“Adjusted OIBDA”), adjusted earnings from continuing operations before income taxes, adjusted provision for income taxes, adjusted net earnings from continuing operations attributable to Paramount, adjusted diluted EPS from continuing operations, and adjusted effective income tax rate (together, the “adjusted measures”) exclude the impact of these items and are measures of performance not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We use these measures to, among other things, evaluate our operating performance. These measures are among the primary measures used by management for planning and forecasting of future periods, and they are important indicators of our operational strength and business performance. In addition, we use Adjusted OIBDA to, among other things, value prospective acquisitions. We believe these measures are relevant and useful for investors because they allow investors to view performance in a manner similar to the method used by our management; provide a clearer perspective on our underlying performance; and make it easier for investors, analysts and peers to compare our operating performance to other companies in our industry and to compare our year-over-year results. Because the adjusted measures are measures of performance not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating income (loss), earnings (loss) from continuing operations before income taxes, (provision for) benefit from income taxes, net earnings (loss) from continuing operations attributable to Paramount, diluted EPS from continuing operations, and effective income tax rate, as applicable, as indicators of operating performance. These measures, as we calculate them, may not be comparable to similarly titled measures employed by other companies. The following tables reconcile the adjusted measures to their most directly comparable financial measures in accordance with GAAP. Three Months Ended March 31 2024 2023 Operating loss (GAAP) $ (417) $ (1,226) Depreciation and amortization 100 100 Programming charges (a) 1,118 1,674 Restructuring charges (a) 186 — Adjusted OIBDA (Non-GAAP) $ 987 $ 548 (a) See notes on the following tables for additional information on items affecting comparability. 10

Q1 2024 EARNINGS – Supplemental Disclosures

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Continued)

(Unaudited; in millions, except per share amounts)

	Three Months Ended March 31, 2024			
	Earnings (Loss) from Continuing Operations Before Income Taxes	Benefit from (Provision for) Income Taxes	Net Earnings (Loss) from Continuing Operations Attributable to Paramount	Diluted EPS from Continuing Operations
Reported (GAAP)	$ (635)	$ 172 (c)	$ (563)	$ (.88) (d)
Items affecting comparability:				
Programming charges (a)	1,118	(275)	843	1.28
Restructuring charges (b)	186	(46)	140	.21
Loss from investment	4	(1)	3	.01
Discrete tax items	—	1	1	—
Adjusted (Non-GAAP)	$ 673	$ (149) (c)	$ 424	$ .62 (d)

(a) In connection with our strategic decision to focus on content with mass global appeal, we are rationalizing original content on our streaming services, especially internationally, and improving the efficiency of our linear network programming. As a result, we have reviewed our expansive global content portfolio and removed select content from our platforms. In addition, we have decided not to move forward with certain titles and therefore are abandoning some development projects and terminating certain programming agreements. Accordingly, we recorded programming charges relating to these actions.

(b) Consists of severance costs recorded during the first quarter of 2024 associated with strategic changes in our global workforce and the impairment of lease assets.

(c) The reported effective income tax rate for the three months ended March 31, 2024 was 27.1% and the adjusted effective income tax rate, which is calculated as the adjusted provision for income taxes of $149 million divided by adjusted earnings from continuing operations before income taxes of $673 million, was 22.1%. These adjusted measures exclude the items affecting comparability described above.

(d) For the three months ended March 31, 2024, the weighted average number of common shares outstanding used in the calculation of reported diluted EPS from continuing operations is 654 and in the calculation of adjusted diluted EPS from continuing operations is 657. The dilutive impact was excluded in the calculation of reported diluted EPS from continuing operations because it would have been antidilutive since we reported a net loss from continuing operations.

	Three Months Ended March 31, 2023			
	Earnings (Loss) from Continuing Operations Before Income Taxes	Benefit from (Provision for) Income Taxes	Net Earnings (Loss) from Continuing Operations Attributable to Paramount	Diluted EPS from Continuing Operations
Reported (GAAP)	$ (1,463)	$ 381 (c)	$ (1,163)	$ (1.81)
Items affecting comparability:				
Programming charges (a)	1,674	(409)	1,265	1.94
Discrete tax items (b)	—	(30)	(30)	(.04)
Adjusted (Non-GAAP)	$ 211	$ (58) (c)	$ 72	$ .09

(a) Comprised of programming charges recorded during the first quarter of 2023 in connection with the integration of Showtime into Paramount+ and initiatives to rationalize and right-size our international operations to align with our streaming strategy and close or globalize certain of our international channels. These initiatives resulted in a change in strategy for certain content, which led to content being removed from our platforms or abandoned, the write-off of development costs, distribution changes, and termination of programming agreements.

(b) Principally reflects a tax benefit from the resolution of an income tax matter in a foreign jurisdiction.

(c) The reported effective income tax rate for the three months ended March 31, 2023 was 26.0% and the adjusted effective income tax rate, which is calculated as the adjusted provision for income taxes of $58 million divided by adjusted earnings from continuing operations before income taxes of $211 million, was 27.5%. These adjusted measures exclude the items affecting comparability described above.

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Q1 2024 EARNINGS – Supplemental Disclosures SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Continued) (Unaudited; in millions) Free Cash Flow Free cash flow is a non-GAAP financial measure. Free cash flow reflects our net cash flow provided by (used for) operating activities from continuing operations less capital expenditures. We deduct capital expenditures when we calculate free cash flow because investment in capital expenditures is a use of cash that is directly related to our operations. Our net cash flow provided by (used for) operating activities from continuing operations is the most directly comparable GAAP financial measure. Management believes free cash flow provides investors with an important perspective on the cash available to us to service debt, pay dividends, make strategic acquisitions and investments, maintain our capital assets, satisfy our tax obligations, and fund ongoing operations and working capital needs. We believe the presentation of free cash flow is relevant and useful for investors because it allows investors to evaluate the cash generated from our underlying operations in a manner similar to the method used by management. Free cash flow is one of the quantitative performance metrics used in determining our annual incentive compensation awards. In addition, free cash FBI flow is a primary measure used externally by our investors, analysts and industry peers for purposes of valuation and comparison of our operating performance to other companies in our industry. As free cash flow is not a measure calculated in accordance with GAAP, free cash flow should not be considered in isolation of, or as a substitute for, either net cash flow provided by (used for) operating activities from continuing operations as a measure of liquidity or net earnings (loss) as a measure of operating performance. Free cash flow, as we calculate it, may not be comparable to similarly titled measures employed by other companies. The following table presents a reconciliation of our net cash flow provided by (used for) operating activities from continuing operations to free cash flow. Three Months Ended March 31 2024 2023 Net cash flow provided by (used for) operating activities from continuing operations (GAAP) $ 260 $ (483) Capital expenditures (51) (71) Free cash flow (Non-GAAP) $ 209 $ (554) 12